United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2007

                             IMS HEALTH INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                001-14049                       06-1506026
----------------    -----------------------     --------------------------------
(State or other     (Commission File Number)    IRS Employer Identification No.)
jurisdiction of
incorporation)


                  1499 Post Road, Fairfield, Connecticut 06824
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 319-4700


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02       Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

         On January 24, 2007, IMS Health Incorporated (the "Company") announced that its Board of Directors had appointed Gilles V.J. Pajot to the position of Executive Vice President and Chief Operating Officer of the Company. This appointment was made on January 18, 2007. Mr. Pajot was previously the Company's Executive Vice President and President, Global Business Management. The Company also announced that its Board of Directors had appointed Leslye G. Katz, the Company's Vice President and Controller, to the position of Senior Vice President and Chief Financial Officer. This appointment was made on January 22, 2007. The press release announcing these appointments is attached as Exhibit
99.1 and is incorporated herein by reference.

         On January 22, 2007, the Company's Board of Directors also appointed Harshan Bhangdia to the position of Vice President and Controller of the Company.

         Mr. Pajot, age 57, has served as Executive Vice President and President, Global Business Management of the Company since January 2006. From November 2000 until January 2006, Mr. Pajot was Executive Vice President and President, IMS Europe, Middle East and Africa. He joined the Company as President of IMS European Region in December 1997. Previously, Mr. Pajot worked for 20 years with Pharmacia & Upjohn and its predecessor company, serving as Senior Vice President at Pharmacia & Upjohn from July 1997 to December 1997, with responsibility for global restructuring initiatives following the 1995 merger of Pharmacia & Upjohn. From November 1995 to July 1997, he was Senior Vice President of Pharmacia & Upjohn's Europe, Middle East and Africa Region. Prior to that, he served as Executive Vice President, Worldwide Pharmacia AB from September 1994 to November 1995.

         Ms. Katz, age 52, has served as Vice President and Controller of the Company since October 2001. Prior to that, from September 1998 to July 2001, Ms. Katz served as Vice President and Chief Financial Officer of American Lawyer Media, Inc., a legal journalism and information company. She was Vice President and Treasurer of Cognizant Corporation from August 1996 to August 1998. Ms. Katz held a number of senior financial management positions at Dun & Bradstreet Corporation from 1980 to 1996.

         Mr. Bhangdia, age 41, has served as Vice President, Finance, Global Consulting and Services of the Company since February 2006. From December 2001 to February 2006, Mr. Bhangdia served as the Company's Assistant Controller. Before joining IMS, Mr. Bhangdia was with Juno Online Services, Inc., an Internet Service Provider, from September 1999 to November 2001, where he rose to the position of Senior Vice President and Chief Financial Officer. From September 1994 to September 1999, Mr. Bhangdia was a senior staff member and later a manager at PricewaterhouseCoopers LLP. From September 1990 to September 1994, he was a member of the audit staff of the accounting firm Anchin, Block and Anchin.

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         In connection with her appointment to the position of Senior Vice
President and Chief Financial Officer, the Human Resources Committee of the Company's Board of Directors recommended, and the Board of Directors approved, an increase in Ms. Katz's base salary from $315,000 to $375,000 and in her target annual incentive from $166,000 to $200,000. Additional information regarding any new or amended employment or compensation agreements or arrangements with Ms. Katz and Messrs. Pajot and Bhangdia is not available at this time.

Item 9.01       Financial Statements and Exhibits.

        (d)     Exhibits

Exhibit 99.1 Press Release issued by IMS Health Incorporated, dated January 24, 2007.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMS HEALTH INCORPORATED

Date: January 24 , 2007                 By: /s/ Robert H. Steinfeld
                                            ------------------------------------
                                            Robert H. Steinfeld
                                            Senior Vice President, General
                                            Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit 99.1 Press Release issued by IMS Health Incorporated, dated January 24, 2007.



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